Exhibit 99.1

Press Release — For Immediate Release

July 14, 2011

Penns Woods Bancorp, Inc. Reports Record Second Quarter 2011 Operating Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $2,958,000 and $5,729,000 for the three and six months ended June 30, 2011 compared to $2,735,000 and $5,185,000 for the same periods of 2010.  Operating earnings per share for the three months ended June 30, 2011 were $0.77 basic and dilutive compared to $0.71 basic and dilutive for the same period of 2010 or an increase of 8.5%.  Operating earnings per share for the six months ended June 30, 2011 increased 10.4% to $1.49 basic and dilutive compared to $1.35 basic and dilutive for the same period of 2010.  Operating earnings for the three and six months ended June 30, 2011 have been positively impacted by continued emphasis on core deposit growth, a solid net interest margin, and expense control.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and six months ended June 30, 2011 was $2,964,000 and $5,817,000 compared to $2,772,000 and $5,220,000 for the same periods of 2010.  Results for the three and six month periods ended June 30, 2011 compared to 2010 were impacted by a decrease in after-tax securities gains of $31,000 (from a gain of $37,000 to a gain of $6,000) for the three month periods and an increase in after-tax securities gains of $53,000 (from a gain of $35,000 to a gain of $88,000) for the six month periods.  Basic and dilutive earnings per share for the three and six months ended June 30, 2011 were $0.78 and $1.52 compared to $0.72 and $1.36 for the corresponding periods of 2010.  Return on average assets and return on average equity were 1.64% and 16.29% for the three months ended June 30, 2011 compared to 1.58% and 15.76% for the corresponding period of 2010.  Earnings for the six months ended June 30, 2011 correlate to a return on average assets and a return on average equity of 1.64% and 16.45% compared to 1.50% and 15.05% for the six month 2010 period.

The net interest margin for the three and six months ended June 30, 2011 was 4.58% and 4.73% compared to 4.56% and 4.52% for the corresponding periods of 2010.  Leading the increase in net interest margin is a continued emphasis on the growth of core deposits.  These deposits represent a lower cost funding source than time deposits and comprise 68.8% of total deposits at June 30, 2011 compared to 60.7% at June 30, 2010.  The average rate paid on interest bearing deposits decreased 37 and 42 basis points (bp) for the three and six months ended June 30, 2011 compared to the same periods of 2010.  The decrease was led by the rate paid on time deposits decreasing 49 and 54 bp for the three and six months ended June 30, 2011 compared to the same periods of 2010.  The duration of the time deposit portfolio, which was shortened over the past several years, is now being lengthened due to the apparent bottoming or near bottoming of deposit rates.  FHLB long-term borrowings have been reduced by $15,000,000 since June 30, 2010 with cash on hand being utilized to pay off the borrowings.  An additional $10,500,000 of FHLB long-term borrowings at an average rate of 4.60% will be maturing during the latter part of 2011.

“The current, and for that matter projected, rate environment presents an asset liability management challenge.  We have taken the stance to manage the balance sheet to not only generate current returns, but most importantly to prepare for a period of increasing interest rates over the long-term.  Quality loans that complement the existing portfolio and possess a fair risk/return trade-off are being added to the portfolio.  Shortening the investment portfolio duration has been a primary focus and is being accomplished through the purchase of primarily short-term agency and corporate bonds.  This long-term strategy coupled with additional loans being placed on nonaccrual has caused the net interest margin to decrease compared to the linked quarter.  On the funding side of the balance sheet we have remained focused on core deposit relationships.  This focus has led to a substantial increase in core deposits as the deposit portfolio has shifted away from a time deposit weighting.  The growth has also allowed for a decrease in total borrowings over the past year.  We have begun to lengthen the time deposit portfolio to not only hedge against rising rates but to also better match duration against the earning assets portfolio,” commented Richard A. Grafmyre, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Total assets increased $34,695,000 to $744,986,000 at June 30, 2011 compared to June 30, 2010.  Net loans increased modestly from June 30, 2010 to June 30, 2011 as the economic environment has in general provided fewer loan opportunities.  Housing, transportation, and all other facets related to the Marcellus Shale natural gas exploration are creating some loan opportunities and we are aggressively attempting to attract those loans that meet and/or exceed our credit standards.  The general economic issues of the state and nation are impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 2.60% at June 30, 2011 from 1.61% at June 30, 2010.  The increase in nonperforming loans is primarily the result of an increase in commercial loan delinquencies.  The increase is centered on several loans that either are in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Annualized net loan charge-offs to average loans for the six months ended June 30, 2011 of 0.70% increased from our historically low levels primarily due to a $1,500,000 partial charge-off related to a real-estate development loan.  The allowance for loan losses was increased to 1.38% of total loans at June 30, 2011 from 1.23% of total loans at June 30, 2010 due to the general economic uncertainty and an increase in nonperforming loans.  The investment portfolio increased $20,210,000 from June 30, 2010 to June 30, 2011 due to the purchase of short maturity bonds that have been utilized to reduce the portfolio duration and to provide current cash flow.

Deposits have grown 7.5%, or $39,852,000, to $569,833,000 at June 30, 2011 compared to June 30, 2010, with core deposits (total deposits excluding time deposits) increasing $70,445,000.  “Trust, community involvement, knowledge, and customer service are just a few of the items helping to drive the deposit growth.   Combine these ingredients with our marketing campaigns and easy to use products and the recipe for deposit growth success is complete.  The success of the recipe can be illustrated by the double digit percentage growth in money market and NOW accounts.  In addition, noninterest-bearing deposits have increased 13.8% to $100,104,000 at June 30, 2011 compared to June 30, 2010,” commented Mr. Grafmyre.

Shareholders’ equity increased $3,303,000 to $73,906,000 at June 30, 2011 compared to June 30, 2010.   Accumulated other comprehensive loss increased by $1,244,000 as a result of an increase in unrealized losses on available for sale securities from an unrealized loss of $1,561,000 at June 30, 2010 to an unrealized loss of $2,312,000 at June 30, 2011.  Accumulated other comprehensive loss was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $493,000.  The current level of shareholders’ equity equates to a book value per share of $19.27 at June 30, 2011 compared to $18.42 at June 30, 2010 and an equity to asset ratio of 9.92% at June 30, 2011 compared to 9.94% at June 30, 2010.  Excluding accumulated other comprehensive loss, book value per share was $20.50 at June 30, 2011 compared to $19.32 at June 30, 2010.  Dividends paid to shareholders were $0.46 and $0.92 for the three and six months ended June 30, 2011 and 2010.

“Providing capital for growth remains a key part of our strategic plan.  The growth in capital will occur through continued strong earnings, while maintaining a dividend policy and stock repurchase plan that follow our strategic plan.  Following this formula will facilitate balance sheet growth as we continue to capitalize on our solid foundation within and around our core market area” commented Mr. Grafmyre.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2011	2010	% Change

ASSETS
Noninterest-bearing balances	$9,765	$12,378	-21.1%
Interest-bearing deposits in other financial institutions	20,904	11,963	74.7%
Total cash and cash equivalents	30,669	24,341	26.0%

Investment securities, available for sale, at fair value	245,863	225,625	9.0%
Investment securities held to maturity (fair value of $54 and $83)	54	82	-34.1%
Loans held for sale	6,393	5,584	14.5%
Loans	419,161	411,960	1.7%
Less: Allowance for loan losses	5,764	5,047	14.2%
Loans, net	413,397	406,913	1.6%
Premises and equipment, net	7,520	7,966	-5.6%
Accrued interest receivable	3,803	3,673	3.5%
Bank-owned life insurance	15,776	15,188	3.9%
Investment in limited partnerships	3,875	4,615	-16.0%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	9,638	8,399	14.8%
Other assets	4,966	4,873	1.9%
TOTAL ASSETS	$744,986	$710,291	4.9%

LIABILITIES
Interest-bearing deposits	$469,729	$442,002	6.3%
Noninterest-bearing deposits	100,104	87,979	13.8%
Total deposits	569,833	529,981	7.5%

Short-term borrowings	17,007	14,209	19.7%
Long-term borrowings, Federal Home Loan Bank (FHLB)	71,778	86,778	-17.3%
Accrued interest payable	676	900	-24.9%
Other liabilities	11,786	7,820	50.7%
TOTAL LIABILITIES	671,080	639,688	4.9%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,016,686 and 4,014,272 shares issued	33,472	33,452	0.1%
Additional paid-in capital	18,090	18,032	0.3%
Retained earnings	33,379	28,910	15.5%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(2,312)	(1,561)	-48.1%
Defined benefit plan	(2,413)	(1,920)	-25.7%
Less: Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	0.0%
TOTAL SHAREHOLDERS’ EQUITY	73,906	70,603	4.7%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$744,986	$710,291	4.9%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
(In Thousands, Except Per Share Data)	2011	2010	% Change	2011	2010	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,144	$6,398	-4.0%	$12,432	$12,728	-2.3%
Investment securities:
Taxable	1,411	1,405	0.4%	2,786	2,754	1.2%
Tax-exempt	1,272	1,270	0.2%	2,539	2,528	0.4%
Dividend and other interest income	57	51	11.8%	109	103	5.8%
TOTAL INTEREST AND DIVIDEND INCOME	8,884	9,124	-2.6%	17,866	18,113	-1.4%

INTEREST EXPENSE:
Deposits	1,182	1,551	-23.8%	2,376	3,261	-27.1%
Short-term borrowings	42	56	-25.0%	99	120	-17.5%
Long-term borrowings, FHLB	742	927	-20.0%	1,476	1,844	-20.0%
TOTAL INTEREST EXPENSE	1,966	2,534	-22.4%	3,951	5,225	-24.4%

NET INTEREST INCOME	6,918	6,590	5.0%	13,915	12,888	8.0%

PROVISION FOR LOAN LOSSES	600	400	50.0%	1,200	700	71.4%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,318	6,190	2.1%	12,715	12,188	4.3%

NON-INTEREST INCOME:
Deposit service charges	527	537	-1.9%	1,030	1,047	-1.6%
Securities gains, net	9	56	-83.9%	134	53	152.8%
Bank-owned life insurance	139	128	8.6%	313	299	4.7%
Gain on sale of loans	242	330	-26.7%	491	512	-4.1%
Insurance commissions	180	273	-34.1%	389	537	-27.6%
Other	776	684	13.5%	1,461	1,256	16.3%
TOTAL NON-INTEREST INCOME	1,873	2,008	-6.7%	3,818	3,704	3.1%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,475	2,615	-5.4%	5,107	5,352	-4.6%
Occupancy, net	301	313	-3.8%	649	644	0.8%
Furniture and equipment	349	322	8.4%	657	626	5.0%
Pennsylvania shares tax	172	169	1.8%	344	338	1.8%
Amortization of investments in limited partnerships	165	141	17.0%	331	283	17.0%
Other	1,394	1,430	-2.5%	2,756	2,733	0.8%
TOTAL NON-INTEREST EXPENSE	4,856	4,990	-2.7%	9,844	9,976	-1.3%

INCOME BEFORE INCOME TAX PROVISION	3,335	3,208	4.0%	6,689	5,916	13.1%
INCOME TAX PROVISION	371	436	-14.9%	872	696	25.3%
NET INCOME	$2,964	$2,772	6.9%	$5,817	$5,220	11.4%

EARNINGS PER SHARE - BASIC	$0.78	$0.72	8.3%	$1.52	$1.36	11.8%

EARNINGS PER SHARE - DILUTED	$0.78	$0.72	8.3%	$1.52	$1.36	11.8%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,835,785	3,834,164	0.0%	3,835,542	3,834,230	0.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,835,785	3,834,291	0.0%	3,835,542	3,834,370	0.0%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$0.92	$0.92	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	June 30, 2011			June 30, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,369	$306	6.03%	$18,750	$312	6.67%
All other loans	400,072	5,942	5.96%	398,988	6,192	6.22%
Total loans	420,441	6,248	5.96%	417,738	6,504	6.24%

Taxable securities	126,139	1,467	4.65%	112,538	1,454	5.17%
Tax-exempt securities	107,469	1,927	7.17%	108,011	1,924	7.13%
Total securities	233,608	3,394	5.81%	220,549	3,378	6.13%

Interest bearing deposits	17,860	1	0.02%	8,938	2	0.09%

Total interest-earning assets	671,909	9,643	5.75%	647,225	9,884	6.12%

Other assets	53,037			54,681

TOTAL ASSETS	$724,946			$701,906

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$70,698	34	0.19%	$65,483	45	0.28%
Super Now deposits	82,483	107	0.52%	64,931	92	0.57%
Money market deposits	123,116	291	0.95%	101,361	291	1.15%
Time deposits	181,250	750	1.66%	209,344	1,123	2.15%
Total interest-bearing deposits	457,547	1,182	1.04%	441,119	1,551	1.41%

Short-term borrowings	14,623	42	1.15%	12,306	56	1.82%
Long-term borrowings, FHLB	71,778	742	4.09%	86,778	927	4.23%
Total borrowings	86,401	784	3.59%	99,084	983	3.93%

Total interest-bearing liabilities	543,948	1,966	1.44%	540,203	2,534	1.87%

Demand deposits	98,371			83,205
Other liabilities	9,832			8,150
Shareholders’ equity	72,795			70,348

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$724,946			$701,906
Interest rate spread			4.31%			4.25%
Net interest income/margin		$7,677	4.58%		$7,350	4.56%

	For the Three Months Ended
	June 30,
	2011	2010

Total interest income	$8,884	$9,124
Total interest expense	1,966	2,534

Net interest income	6,918	6,590
Tax equivalent adjustment	759	760

Net interest income (fully taxable equivalent)	$7,677	$7,350

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Six Months Ended
	June 30, 2011			June 30, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,370	$614	6.08%	$18,018	$604	6.76%
All other loans	399,839	12,027	6.07%	397,018	12,329	6.26%
Total loans	420,209	12,641	6.07%	415,036	12,933	6.28%

Taxable securities	120,471	2,893	4.80%	109,607	2,854	5.21%
Tax-exempt securities	105,301	3,847	7.31%	107,515	3,830	7.12%
Total securities	225,772	6,740	5.97%	217,122	6,684	6.16%

Interest bearing deposits	9,975	2	0.04%	8,257	3	0.07%

Total interest-earning assets	655,956	19,383	5.94%	640,415	19,620	6.16%

Other assets	53,464			54,988

TOTAL ASSETS	$709,420			$695,403

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$68,616	70	0.21%	$63,891	97	0.31%
Super Now deposits	75,867	190	0.51%	63,994	201	0.63%
Money market deposits	116,194	555	0.96%	94,313	579	1.24%
Time deposits	184,885	1,561	1.70%	214,749	2,384	2.24%
Total interest-bearing deposits	445,562	2,376	1.08%	436,947	3,261	1.50%

Short-term borrowings	16,902	99	1.18%	13,518	120	1.79%
Long-term borrowings, FHLB	71,778	1,476	4.09%	86,778	1,844	4.23%
Total borrowings	88,680	1,575	3.54%	100,296	1,964	3.90%

Total interest-bearing liabilities	534,242	3,951	1.48%	537,243	5,225	1.95%

Demand deposits	94,941			80,636
Other liabilities	9,502			8,142
Shareholders’ equity	70,735			69,382

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$709,420			$695,403
Interest rate spread			4.46%			4.21%
Net interest income/margin		$15,432	4.73%		$14,395	4.52%

	For the Six Months Ended
	June 30,
	2011	2010

Total interest income	$17,866	$18,113
Total interest expense	3,951	5,225

Net interest income	13,915	12,888
Tax equivalent adjustment	1,517	1,507

Net interest income (fully taxable equivalent)	$15,432	$14,395

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Operating Data

Net income	$2,964	$2,853	$2,861	$2,848	$2,772
Net interest income	6,918	6,997	6,848	6,758	6,590
Provision for loan losses	600	600	750	700	400
Net security gains	9	125	11	109	56
Non-interest income, ex. net security gains	1,864	1,820	1,874	1,761	1,952
Non-interest expense	4,856	4,988	4,812	4,704	4,990

Performance Statistics

Net interest margin	4.58%	4.86%	4.66%	4.56%	4.56%
Annualized return on average assets	1.64%	1.65%	1.63%	1.60%	1.58%
Annualized return on average equity	16.29%	16.62%	15.56%	15.51%	15.76%
Annualized net loan charge-offs to avg loans	1.41%	0.00%	0.18%	0.26%	0.21%
Net charge-offs (recoveries)	1,477	(5)	193	268	217
Efficiency ratio	55.3%	56.6%	55.2%	55.2%	58.4%

Per Share Data

Basic earnings per share	$0.78	$0.74	$0.75	$0.74	$0.72
Diluted earnings per share	0.78	0.74	0.75	0.74	0.72
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	19.27	17.99	17.37	19.64	18.42
Common stock price:
High	39.30	40.08	41.26	33.15	34.50
Low	33.33	35.46	31.97	29.41	26.76
Close	34.36	38.93	39.80	33.05	30.42
Weighted average common shares:
Basic	3,836	3,835	3,835	3,834	3,834
Fully Diluted	3,836	3,835	3,835	3,834	3,834
End-of-period common shares:
Issued	4,017	4,016	4,016	4,015	4,014
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Financial Condition Data:
General
Total assets	$744,986	$693,337	$691,688	$713,496	$710,291
Loans, net	413,397	405,453	409,522	407,394	406,913
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	569,833	528,717	517,508	534,170	529,981
Noninterest-bearing	100,104	95,278	89,347	92,128	87,979

Savings	71,923	69,095	64,258	66,763	66,789
NOW	91,285	70,763	67,505	66,957	65,802
Money Market	129,004	108,104	107,123	105,147	101,301
Time Deposits	177,517	185,477	189,275	203,175	208,110
Total interest-bearing deposits	469,729	433,439	428,161	442,042	442,002

Core deposits*	392,316	343,240	328,233	330,995	321,871
Shareholders’ equity	73,906	68,998	66,620	75,323	70,603

Asset Quality

Non-performing assets	$10,911	$12,900	$6,215	$6,918	$6,646
Non-performing assets to total assets	1.46%	1.86%	0.90%	0.97%	0.94%
Allowance for loan losses	5,764	6,640	6,035	5,479	5,047
Allowance for loan losses to total loans	1.38%	1.61%	1.45%	1.33%	1.23%
Allowance for loan losses to non-performing loans	52.83%	51.47%	97.10%	79.20%	75.94%
Non-performing loans to total loans	2.60%	3.13%	1.50%	1.68%	1.61%

Capitalization

Shareholders’ equity to total assets	9.92%	9.95%	9.63%	10.56%	9.94%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in Thousands, Except Per Share Data)	2011	2010	2011	2010
GAAP net income	$2,964	$2,772	$5,817	$5,220
Less: net securities gains, net of tax	6	37	88	35
Non-GAAP operating earnings	$2,958	$2,735	$5,729	$5,185

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Return on average assets (ROA)	1.64%	1.58%	1.64%	1.50%
Less: net securities gains, net of tax	0.01%	0.02%	0.02%	0.01%
Non-GAAP operating ROA	1.63%	1.56%	1.62%	1.49%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Return on average equity (ROE)	16.29%	15.76%	16.45%	15.05%
Less: net securities gains, net of tax	0.04%	0.21%	0.25%	0.10%
Non-GAAP operating ROE	16.25%	15.55%	16.20%	14.95%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Basic earnings per share (EPS)	$0.78	$0.72	$1.52	$1.36
Less: net securities gains, net of tax	0.01	0.01	0.03	0.01
Non-GAAP basic operating EPS	$0.77	$0.71	$1.49	$1.35

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Dilutive EPS	$0.78	$0.72	$1.52	$1.36
Less: net securities gains, net of tax	0.01	0.01	0.03	0.01
Non-GAAP dilutive operating EPS	$0.77	$0.71	$1.49	$1.35